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EXHIBIT 10.15

EXECUTION COPY

                                  VOTING AGREEMENT

       THIS AGREEMENT (the "Agreement") dated as of October 8, 1999, by and among KLEE IRWIN ("Irwin") and MARGARETH IRWIN, both residing at 7825 Veragua Drive, Playa del Rey, California 90292 (collectively, the "Irwins"), and R. LINDSEY DUNCAN ("Duncan") in his capacity as a shareholder and Chairman of the Board of Directors of Omni Nutraceuticals, Inc. a Utah corporation having its principal place of business at 10549 W. Jefferson Boulevard, Culver City, CA 90232 ("Omni").


                                W I T N E S S E T H:


       WHEREAS, the Irwins are the registered owners of 15,468,355 shares of common stock, par value $.01 per share (the "Common Stock") of Omni, constituting approximately 54.92% of all the issued and outstanding shares of Common Stock of Omni; and

       WHEREAS, the Irwins have this day entered into a Settlement Agreement with Omni dated of even date hereof (the "Settlement Agreement") in connection with the settlement of certain claims which Irwin and Omni have asserted against each other; and

       WHEREAS, in order to implement the terms of the settlement set forth in the Settlement Agreement, the parties hereto desire, among other things, to provide for stable and independent management of Omni and to enter into a voting agreement in compliance with the provisions of Section 16-10a-731 of the Utah Business Corporation Act ("UBCA").

       NOW THEREFORE, the parties hereto agree as follows:

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       1.     CERTAIN DEFINITIONS.  Unless otherwise defined herein or the context otherwise requires, all capitalized terms used in this Agreement shall have the meanings ascribed to such terms in the Settlement Agreement.

       As used herein, the following terms shall have the following meanings:

       (a)    "Shareholders" shall mean the Irwins and Duncan.

       (b) "Voting Securities" of Omni shall mean the shares of Common Stock of Omni as well as any other securities of Omni entitled to vote generally for the election of directors and any security convertible into or exchangeable or exercisable for the purchase of common stock or other securities entitled to vote for directors of Omni.

2. VOTING AND OTHER AGREEMENTS. (a) Until this Agreement terminates in accordance with Section 2(i) hereof, all shares of Voting Securities owned by the Shareholders, or by any transferee of such securities, shall be voted in all elections of directors as follows:

              (i) as for Duncan's shares; to be voted as a unit for the candidates for Class I and Class II directors of Omni named by Irwin in a written notice delivered to Duncan no less than five (5) days before definitive proxy materials are sent to shareholders of Omni in connection with a regular election and no less than forty-eight (48) hours before any other election of directors; and

              (ii) as for the Irwins' shares; to be voted as a unit for the candidates as for Class I and Class II directors to be named by Duncan in a written notice delivered to Irwin no less than five (5) days before definitive proxy materials are sent to shareholders of Omni in connection with a regular election and no less than forty-eight (48) hours before any other election of directors; and

              (iii) as for the Shareholders' shares; to be voted as a unit for the candidate for Class III director to be named by the two Class II directors in a written notice delivered to the Shareholders no less than five (5) days before definitive proxy materials are sent to shareholders of Omni in connection with a regular election and no less than forty-eight (48) hours before any other election of directors.

       In the event that there is a shareholder vote held to remove a director, the Shareholders each agree (i) to vote their shares against any removal of any Class II director unless such removal is due to such director's embezzlement of funds of Omni or his conviction of a felony or as a result of any governmental investigation or

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proceeding which may result in such director being barred from holding office in a public company, (ii) to vote their shares as set forth above with respect to the election of Class I directors as directed by such other party (Duncan or Irwin, as the case may be) whose director is the subject of such vote to remove and (iii) to vote their shares as set forth above with respect to the election of a Class III director as directed by the Class II directors as set forth above with respect to the election of Class III directors.

       In the event that there is a vacancy created in the board of directors, whether by removal, resignation or otherwise, the Shareholders each agree to vote their shares as set forth above in favor of the candidate for replacement named by such other party (Irwin or Duncan, as the case may be), or the Class II directors, whose director's absence creates such vacancy.

       (b) IRREVOCABLE PROXIES. The Irwins and Duncan each agree to give the other (Duncan or Irwin, as the case may be) by their execution of this Agreement and the Irrevocable Proxy in the forms attached hereto as Exhibit A-1 and A-2, respectively, in order to secure the rights set forth above, an irrevocable proxy (the "Irrevocable Proxy") of such shareholder, with full power of substitution, to vote all of their shares of Voting Securities (i) at all meetings of the shareholders of Omni for the election of directors of Omni, whenever and wherever the same are held, or at any adjournment thereof, specifically on the question of, and limited to the election of directors as set forth above, if such other party (Duncan or the Irwins, as the case may be) does not vote as set forth above; and (ii) by means of a Written Consent of Shareholders specifically on the question of, and limited to the election of directors as set forth above, if such other party (Duncan or the Irwins, as the case may be) does not vote as set forth above. In addition, the Irwins hereby agree to give Duncan by their execution of this Agreement and the Irrevocable Proxy in the form attached hereto as Exhibit A-1 their irrevocable proxy, with full power of substitution, to vote all of their shares of Voting Securities at the next annual meeting of shareholders (or special meeting in lieu of annual meeting) or at any adjournment thereof, whenever or wherever held, specifically limited to the approval of the matter set forth in Section 2(d)(iii) below.

       (c) AMENDMENTS TO CERTIFICATE OF INCORPORATION AND BY-LAWS. Until this Agreement terminates in accordance with Section 6 hereof, all shares of Voting Securities held by the Shareholders, or any transferee of such securities, shall be voted against any proposed amendment to the Articles of Incorporation or to the By-Laws of Omni, unless the parties hereto agree to vote in favor of such amendment, such agreement to be memorialized no later than five (5) days before definitive proxy materials are sent to Omni shareholders in connection with any meeting of the shareholders; or no later than the five (5) days before the Record Date of a solicitation of written consents of shareholders.

       (d) COVENANTS. (i) Until this Agreement terminates in accordance with Section 2(i) hereof, the Irwins shall not, individually or as a member of any group

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(as defined in Section 13(d) of the Securities Exchange Act of 1934, as
amended ("Exchange Act"), and the rules and regulations promulgated thereunder), directly or indirectly, seek to (A) effect or participate in a "Change in Control" of the Company as defined in Section 4(e) of the Employment Agreement (as defined in the Settlement Agreement), which definition is hereby incorporated by reference herein as if set forth in full, including, without limitation, voting any shares of Voting Securities which they beneficially own individually or as a member of a group (x) to approve any merger or consolidation involving the Company or sale of all or substantially all of the assets of the Company, or (y) to transfer beneficial ownership of any of their shares of Common Stock in one or more transactions (other than for any transfers of Voting Securities to transferees who have acquired such Securities in ordinary unsolicited brokers' transactions effected through the facilities of a securities exchange on which the Common Stock is then listed or in the over-the-counter market pursuant to the provisions of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or in a widely-distributed public offering of such Securities registered under the Securities Act, or in a transaction approved by the Board of Directors of Omni, or in a private transaction where the transferee agrees to become bound by the provisions hereof, or in one or more private transactions which do not exceed in any 12 month period commencing the date hereof, individually or in the aggregate, 1,000,000 shares), in connection with any such Change in Control, and (B) affect management of the Company (except in Irwin's capacity as a director while participating in Board of Directors' meetings). As used in this Agreement the term "beneficial ownership" or any variation thereof shall have the meaning provided for in Rule 13d-3 promulgated under the Exchange Act, as the same may be in effect from time to time.

              (ii) For so long as Irwin serves as a director of Omni he hereby agrees that he will not and will cause his wife not (A) to amend or terminate Duncan's Employment Agreement (and Irwin agrees to vote in favor of renewing such Agreement upon terms acceptable to a majority of the Board of Directors of the Company) or (B) without Duncan's consent, to amend or terminate Louis Mancini's Employment Agreement.

              (iii) The Irwins agree to vote all of their shares of Voting Securities as a unit at the next meeting of shareholders of Omni in favor of increasing the maximum number of shares of Common Stock that may be issued pursuant to stock options or other stock awards granted pursuant to Omni's Long Term Stock Incentive Plan to four million five hundred thousand (4,500,000) shares.

              (iv) Duncan agrees, in his capacity as a director of Omni, to approve the Settlement Agreement, and in his capacity as a shareholder of Omni, agrees not to initiate any legal proceeding against the Irwins in respect of any matters for which Omni has released Irwin pursuant to the provisions of Section 5 of the Settlement Agreement. Nothing in the foregoing, however, shall limit any rights Duncan may have in the event that the Irwins, or either of them, breaches the terms and conditions of the Settlement Agreement or any other agreement or undertaking to which they, or either

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of them, is a party or by which they, or either of them, is bound, related thereto or delivered in connection therewith, including, without limitation, the provisions hereof.

       (e) AFTER-ACQUIRED VOTING SECURITIES. The terms and provisions of this Agreement shall apply to all of the Voting Securities now owned or which may be issued hereafter to the Shareholders or their transferees in consequence of any additional issuance, purchase, conversion of other securities of Omni, exchange or reclassification of shares, corporate reorganization or any other form of recapitalization or consolidation or merger or share split-up or share dividend or distribution or which are acquired by the Shareholders in any manner whatsoever. Nothing in the foregoing shall apply to the securities of HealthZone.com.

       (f) USE OF WRITTEN CONSENTS. The Irwins and Duncan each agree that they will not exercise their right to vote by means of a Written Consent of Shareholder without the prior written agreement of the other party (Duncan or Irwin, as the case may be).

       (g) ELECTION UPON WRITTEN CONSENT. Pursuant to Section 16-10a-704 of the UBCA, upon execution of this Agreement, this Agreement shall constitute the duly executed Written Consent of Shareholders of the Irwins and of Duncan to the election of the directors whose names are set forth on Exhibit B hereto.

       (h) REMEDIES. Without regard to whether all of the foregoing matters will be deemed material or important by any court or other tribunal of competent jurisdiction, the undersigned stipulate that as between them, they will be conclusively deemed to be material and important and to affect severely the effective and successful conduct of the business of Omni, that money damages would not be a sufficient remedy for any breach of this Agreement and that in the event of a breach or threatened breach by any of the parties hereto of the provisions of this Agreement, the other parties shall be entitled to specific performance and injunctive relief as remedies for any such breach. Such remedies shall not be deemed to be exclusive remedies for the breach of this Agreement but shall be in addition to all other remedies available at law or in equity.

       (i)    TERM.  This Agreement shall terminate on the earlier of the fifth
(5th) anniversary hereof or the date on which the Irwins or Duncan or their successors cease to be the beneficial owners of at least 1,432,250 and 450,000 shares of Voting Securities, respectively. This Agreement may be amended or terminated by written agreement between the undersigned.

       3.     MISCELLANEOUS.

              (a) NOTICES. Except as otherwise expressly herein provided, all notices under this Agreement shall be in writing and shall be deemed received upon

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personal delivery against receipt therefor, or if sent by mail, three (3)
business days after deposit in the United States Postal Service, first class, postage prepaid, registered or certified, return receipt requested. All notices given hereunder shall be addressed:

       In the case of the Irwins to:      Mr. Klee Irwin
                                          7825 Veragua Drive
                                          Playa del Rey, California 90292

       With a copy to:                    Ernest Burger, Esq.
                                          515 Flower Street
                                          Suite 2100
                                          Los Angeles, CA 90071

       Or in the case of Duncan to:       R. Lindsey Duncan
                                          5310 Beethoven Avenue
                                          Los Angeles, CA 90066

       With a copy to:                    Satterlee Stephens
                                          Burke & Burke LLP
                                          230 Park Avenue
                                          New York, New York 10169
                                          Attn: Peter A. Basilevsky, Esq.


or to such other address or to such other person as Omni or a party hereto shall have last designated by notice to the other parties hereto.

              (b) INTEGRATION AND MODIFICATION. This Agreement contains the entire agreement among the parties hereto with respect to the transactions contemplated hereby and there are no agreements, warranties or representations, which are not set forth herein. All prior negotiations, agreements and understandings are superseded hereby. This Agreement may not be modified or amended except by an instrument in writing signed by or on behalf of the parties hereto.

              (c) GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Utah, without giving effect to the principles of conflicts of laws thereof.

              (d) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and the heirs and legal representatives of the parties hereto and shall be binding upon all transferees of the Voting Securities and their heirs,

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legal representatives, successors and assigns (other than for any transferees of Voting Securities who have acquired such Securities in ordinary unsolicited brokers' transactions effected through the facilities of a securities exchange on which the Common Stock is then listed or in the over-the-counter market pursuant to the provisions of Rule 144 promulgated under the Securities Act, or in a widely distributed public offering of such Securities registered under the Securities Act, or in a transaction approved by the Board of Directors of Omni, or in one or more private transactions effected by either the Irwins or Duncan which do not exceed in any 12 month period commencing the date hereof, individually or in the aggregate, 1,000,000 shares). Neither this Agreement nor any of the rights granted hereunder may be assigned by any party hereto without the prior written consent of the other parties.

              (e) COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

              (f) HEADINGS. The Section and Subsection headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

              (g) WAIVER. No delay on the part of any party here to in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise there of or the exercise of any other power or right. No waiver shall be enforceable against any party hereto unless in writing, signed by the party against whom such waiver is claimed, and shall be limited solely to the one event.

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       IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                         /s/ Klee Irwin
                                        ----------------------------------
                                        KLEE IRWIN


                                         /s/ Margareth Irwin
                                        ----------------------------------
                                        MARGARETH IRWIN


                                         /s/ R. Lindsey Duncan
                                        ----------------------------------
                                        R. LINDSEY DUNCAN




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EXHIBIT A-1

                           IRREVOCABLE PROXY FOR THE
                              VOTING AGREEMENT OF
                 KLEE AND MARGARETH IRWIN AND R. LINDSEY DUNCAN

       By their execution hereof and in order to secure the obligations of the undersigned set forth in the Voting Agreement ("Voting Agreement") dated October __, 1999, by and among Klee Irwin, Margareth Irwin and R. Lindsey Duncan, each of Klee Irwin and Margareth Irwin hereby irrevocably constitutes and appoints R. Lindsey Duncan and his successors and assigns under the Voting Agreement as their true and lawful attorney-in-fact, to: (1) vote, in accordance with the Voting Agreement, all shares of common stock of Omni Nutraceuticals, Inc. (the "Company") which the undersigned may be entitled (whether now owned or hereafter acquired) to vote upon the election of directors at any annual or special meeting of the shareholders of the Company; (2) vote, in accordance with the Voting Agreement, by means of a Written Consent of Shareholders, all shares of common stock of the Company which the undersigned may be entitled (whether now owned or hereafter acquired) to vote upon the election of directors; (3) vote, in accordance with the Voting Agreement, all shares of common stock of the Company which the undersigned may be entitled (whether now owned or hereafter acquired) to vote at any annual or special meeting of the shareholders of the Company to approve an amendment to the Company's Long Term Stock Incentive Plan to increase the number of shares of common stock that may be awarded pursuant to stock options or other stock awards under such Plan to four million five hundred thousand (4,500,000) shares and (4) execute, acknowledge, swear to and fill in the undersigned's name, place, and stead any consent, approval, or other documents to be executed by the shareholders in connection with such elections. The Proxy granted hereby is irrevocable and shall be deemed coupled with an interest in the Voting Agreement for the term stated therein and it shall survive either of the undersigned's disability and insolvency.

       IN WITNESS WHEREOF, Klee and Margareth Irwin have each executed this Irrevocable Proxy this ____ day of October 1999.

                                        /s/ Klee Irwin
                                       -----------------------------------
                                       KLEE IRWIN

                                        /s/ Margareth Irwin
                                       -----------------------------------
                                       MARGARETH IRWIN

15,468,355 Shares of Common Stock owned as Joint Tenants with Right of Survivorship at time of execution

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                                                                   EXHIBIT A-2

                             IRREVOCABLE PROXY FOR THE
                                VOTING AGREEMENT OF
                   KLEE AND MARGARETH IRWIN AND R. LINDSEY DUNCAN


       By its execution hereof and in order to secure the obligations of the undersigned set forth in the Voting Agreement ("Voting Agreement") dated October __, 1999, by and among Klee Irwin, Margareth Irwin and R. Lindsey Duncan, R. Lindsey Duncan hereby irrevocably constitutes and appoints Klee Irwin as his true and lawful attorney-in-fact, to: (1) vote, in accordance with the Voting Agreement, all shares of common stock of Omni Nutraceuticals, Inc. (the "Company") which the undersigned may be entitled (whether now owned or hereafter acquired) to vote upon the election of directors at any annual or special meeting of the shareholders of the Company; (2) vote, in accordance with the Voting Agreement, by means of a Written Consent of Shareholders, all shares of common stock of the Company which the undersigned may be entitled (whether now owned or hereafter acquired) to vote upon the election of directors; and (3) execute, acknowledge, swear to and fill in the undersigned's name, place, and stead any consent, approval, or other documents to be executed by the shareholders in connection with such elections. The Proxy granted hereby is irrevocable and shall be deemed coupled with an interest in the Voting Agreement for the term stated therein and it shall survive the undersigned's disability and insolvency.

       IN WITNESS WHEREOF, R. Lindsey Duncan has executed this Irrevocable Proxy this 8th day of October 1999.

                                        /s/ R. Lindsey Duncan
                                       -----------------------------------
                                       R. LINDSEY DUNCAN

5,589,653 Shares of Common Stock owned at time of execution


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                                                                      EXHIBIT B
                               BOARD OF DIRECTORS

                                       OF

                           OMNI NUTRACEUTICALS, INC.




                R. Lindsey Duncan (Class I nominated by Duncan)
                    Klee Irwin (Class I nominated by Irwin)
                  Andrew Valero (Class II nominated by Irwin)
                Jonathan Diamond (Class II nominated by Duncan)
Class III director to be nominated by Messrs. Valero and Diamond within 30 days after the date of the Voting Agreement.




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